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                                                                   EXHIBIT 10.45

                                     [LOGO]

                                                          Date: February 1, 2000


                    APPLICATION FOR STANDBY LETTER OF CREDIT

     The undersigned member hereby applies for a Letter of Credit to be issued on their account and pursuant to and subject to the terms of the previously executed Agreement for Advances, Pledge and Security Agreement, the Credit Policy of the Federal Home Loan Bank of Des Moines ("Bank"), and the Reimbursement Agreement. This writing incorporates the terms of all negotiations and is the sole evidence of those negotiations.

     It is understood and agreed that:

     1. The Bank's officers shall, if needed, disburse the funds pursuant to the terms of Irrevocable Letter of Credit No. 1110-N00020101.

     2. Any funds so disbursed shall be treated as an advance pursuant to the above-referenced agreements and Credit Policy.

     3. The Bank is hereby authorized to draw funds on this commitment and to transfer the funds from the demand deposit account of the member pursuant to instructions set forth by the holder of Irrevocable Letter of Credit No. 1110-N00020101. The total amount of all such transfers shall not exceed $25,000,000.00. The fee charged for this transaction is $13,020.83. This authorization will expire at the close of business on June 30, 2000.

     The undersigned officers hereby certify that they are authorized to apply to the Federal Home Loan Bank of Des Moines for this advance commitment pursuant to a resolution adopted by the Board of Directors of the undersigned member. The member agrees that the Bank can accept and rely upon applications executed and sent via facsimile or electronic transmission. The member shall be legally bound by the terms of such application.

NAME OF INSTITUTION        Amerus Life Insurance Company (#1110)

LOCATION                   Des Moines, Iowa


BY: /s/ David Hansen                BY:  /s/ Lois Bagger
   ----------------------------        ------------------------------
        David Hansen                         Lois Bagger
   ----------------------------        ------------------------------
      Typed Name of Signer                Typed Name of Signer


TITLE: Manager, Cash Management     TITLE: Investing Accounting Spec.
      -------------------------           ---------------------------

NOTE: This transaction is not effective until approved and notice is given to you by the Bank. If adverse facts develop which make the member ineligible for Bank advances, the member must provide the Bank with immediate written notification of its ineligibility and the Bank may cancel this commitment.

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FOR FHLB USE

Date Approved:     1/28/00          FEDERAL HOME LOAN BANK OF DES MOINES

Notified Via:      telephone        By:
                                       -----------------------------------

Commitment No.:    1110-N00020101   By:
                                       -----------------------------------

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[HOME LOAN BANK LOGO]

                                                          Date: February 1, 2000
                                             LETTER OF CREDIT NO. 1110-N00020101

Ameritas Variable Life Insurance Company
PO Box 82550
Lincoln, NE 68501-2550


          Attention:  JoAnn Martin

Dear Ms. Martin:

     You are hereby irrevocably authorized to draw on the Federal Home Loan Bank of Des Moines (the "Bank"). Irrevocable Standby Letter of Credit No. 1110-N00020101 for account of Amerus Life Insurance Company, (the "Member"), available by your drafts at sight upon the terms and conditions hereinafter set forth, an aggregate amount not exceeding $25,000,000.00 ("Stated Amount").

     Funds under this Letter of Credit are available to you against your sight drafts(s) drawn on us, stating on their face: "Drawn under Federal Home Loan Bank of Des Moines Irrevocable Standby Letter of Credit No. 1110-N0002101" accompanied by your written certificate signed by you in the form of Exhibit
"A" attached hereto appropriately completed. Presentation of such draft(s) and certificate(s) shall be made at our office located at 907 Walnut, Des Moines, Iowa 50309. We hereby agree that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us upon delivery of the certificate(s), as specified, if presented at such office on or before the expiration date hereof. A drawing under this Letter of Credit may also be made in the form of a writing transmitted by any telecommunication facility sent by you and received by us at our office indicated above, provided that you undertake in such writing to send us the appropriate certificate(s) referred to above within three business days of sending such writing. If a drawing in respect of payment is made by you hereunder at or prior to 10:00 A.M., Des Moines, Iowa time, on a business day, and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you or to your designee, of the amount specified, in immediately available funds, not later than 3:00 P.M., Des
Moines, Iowa time, on the same business day. If a drawing in respect of payment is made by you hereunder after 10:00 A.M., Des Moines, Iowa time, on a business day and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, payment shall be made to you or to your designee, of the amount specified, in immediately available funds, not later than 3:00 P.M., Des Moines, Iowa time on the succeeding business day. If requested by you, payment under this Letter of Credit may be made by deposit of immediately available funds into a designated account that you maintain with us. If a drawing made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we will give you prompt notice stating the reasons therefore and that we are holding any documents presented to us at your disposal or are returning the same to you, at our discretion. Upon being notified that the drawing was not in accordance with the Letter of Credit, you may attempt to correct any such drawing if, and to the extent that, you are entitled (without regard to the provision of this sentence) and able to do so. As used herein "business day" shall mean any day other than a Saturday, Sunday or a day on which financial institutions in the State of Iowa are authorized or required by law to close.
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                                      -2-

       Drawings in respect of payments hereunder honored by us shall not, in the aggregate, exceed the Stated Amount.

       Only you may make a drawing under this Letter of Credit. Upon the payment to you, to your designee or to your account of the amount specified in a sight draft(s) drawn hereunder, we shall be fully discharged on our obligations under this Letter of Credit with respect to such sight draft(s) and we shall not thereafter be obligated to make any further payments under this Letter of Credit in respect of such sight draft(s) to you or any other person.

       This Letter of Credit shall automatically terminate and be delivered to the Bank for cancellation upon the earlier of (i) the making by you of a drawing which reduces the available balance hereunder, to $0, or (ii) June 30, 2000.

       This Letter of Credit, except as otherwise expressly stated herein, is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce, Publication No. 500 (the "Uniform Customs"). This Letter of Credit shall be governed by Iowa law, including, but not limited to, the Iowa Uniform Commercial Code. Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at 907 Walnut, Des Moines, Iowa 50309, specifically referring thereon to "Irrevocable Letter of Credit No. 1110-N00020101."

       This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein except only the certificate(s) and the sight draft(s) referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificate(s) and such sight draft(s).

                                               Very truly yours,

                                       FEDERAL HOME LOAN BANK OF DES MOINES


                                               By /s/ Jerry R. Ferguson
                                                 ----------------------
                                                   Authorized Officer
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                                                                       EXHIBIT A
                                                                       ---------

CERTIFICATE
-----------

     The undersigned, a duly authorized officer of __________, ________________, ____ (the "Payee"), hereby certifies to ______________ (the "Bank"), with reference to Irrevocable Standby Letter of Credit No. _________, (the "Letter of Credit"; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by the Bank in favor of the Payee, that:


     (1) The Payee is making a drawing under the Letter of Credit with respect to the payment of amounts due it from ____________.

     (2) The amount of the sight draft(s) accompanying this Certificate, namely $_________, together with the amounts of all previous drafts, does not exceed $____________.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the ___ day of __________, 20__ .


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